UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND III Penn Mutual Asset Management PENN MUTUAL AM STRATEGIC INCOME FUND PENN MUTUAL AM 1847 INCOME FUND ANNUAL REPORT DECEMBER 31, 2023 Investment Adviser: Penn Mutual Asset Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their report on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-PMA-MLLC (877-762-6552); and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

SHAREHOLDER LETTER

Dear Shareholder,

We are pleased to provide the 2023 report for the Penn Mutual AM Strategic Income Fund (the “Fund”) for the twelve-month period ending December 31, 2023. Included is a summary of Fund management, strategy and performance as well as a prospective outlook of the financial markets.

In 2023, U.S. economic growth surprised to the upside, defying the widespread pessimism at the beginning of the year. Strong labor market conditions and healthy household balance sheets contributed to the strength of the U.S. consumer. Consumer spending remained more concentrated in services such as travel, leisure and dining, with less of an emphasis on goods. The inflationary environment also trended favorably, with lower energy prices helping bring headline inflation measures closer to the Federal Reserve’s (Fed) 2% target. Year-over-year personal consumption expenditures (PCE) inflation declined to 2.6% in November, the lowest reading since the Fed started hiking interest rates in March 2022.

The broad investment-grade bond universe, as measured by the Bloomberg U.S. Aggregate Bond Index, was on track for its third consecutive yearly decline until the Fed unexpectedly signaled a U-turn in monetary policy in early November. The 10-year Treasury yield peaked near 5% in mid-October but subsequently fell, closing 2023 exactly where it began — 3.88%. The Bloomberg U.S. Aggregate Bond Index finished the year with a total return of 6.82%.

Credit markets also experienced intermittent volatility in 2023. The Fed’s aggressive tightening campaign and prolonged inversion of the yield curve kept recession fears elevated. The sudden failure of Silicon Valley Bank prompted a flight to safety as investors feared other regional banks might face significant depositor outflows. However, as concerns regarding the health of the banking system receded, credit markets gradually recovered, gaining momentum after the Fed pivot in the final two months of 2023.

The Fund delivered a net total return of 9.73% for the year, exceeding the ICE BofA U.S. 3-Month Treasury Bill Index return of 5.01%. Contributors to the positive performance relative to benchmark included spread tightening for corporate and securitized bond holdings as well as active spread sector rotation.

As the Fed is expected to transition to more accommodative monetary policy in 2024, we believe the Fund is well positioned to take advantage of the best relative value opportunities across the fixed-income markets. Recently, new purchase activity has

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

focused on high quality securitized credit investments including residential mortgage-backed securities (RMBS) and collateralized loan obligations (CLOs).

We express our gratitude for your investment in the Fund and look forward to assisting you achieve your investment goals in the future.

Warm Regards,

Portfolio Management

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

Definition of Comparative Index And Other Investment Terms

The ICE BofA U.S. 3-Month Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

SHAREHOLDER LETTER

Dear Shareholder,

We are pleased to provide the 2023 report for the Penn Mutual AM 1847 Income Fund (the “Fund”) for the twelve-month period ending December 31, 2023. Included is a summary of Fund management, strategy and performance as well as a prospective outlook of the financial markets.

The year 2023 proved to be an unpredictable ride for both the stock and bond markets. The Federal Reserve (Fed) rate hike policy and attempt to tame inflation proved to be a driving force, creating some wild swings in interest rates and stock index levels. After a regional bank scare in early 2023, both yields and stock market levels fell to their lowest points of the year. The Fed threw a life preserver to banks with the Bank Term Funding Program (BTFP) and a few coordinated bank acquisitions helped to stabilize the financial markets. From spring through early fall, interest rates surged due to higher inflation and energy prices. Then just as quickly, both inflation readings and fears rolled over, financial conditions eased and the stock and bond markets posted a historic two-month rally to close out 2023. Interestingly enough, after peaking at approximately 5%, the U.S. 10-year Treasury yield finished the year almost exactly where it started — just under 4%. Much ado about nothing, right?

The Fund once again ably navigated this period despite the wild swings in the markets, and posted a net total return of approximately 7% through July. By the end of October, the Fund’s return was back to flat at 0%; however, finished the year with a reasonable gain of nearly 10%. Once again, the Fund’s equity security selection was strong, leading its equity benchmark and gaining more than 10% for the third consecutive year. This outperformance was necessary as it helped to offset the Fund’s relative underperformance in bonds. In 2023, high-yield bonds performed exceptionally well; however, the Fund held an underweight position in lower-rated credits. As a result, this bond performance lag led to the modest full year relative underperformance overall for the Fund. While finishing the year with a respectable 9.91% total return, the Fund lagged its Morningstar Category Average which posted a total return of 10.89%. As a result, the Fund ranked in the third quartile of its Morningstar Category. Although not quite the relative performance expected from the Fund, it posted a top decile percentile category ranking over the past three years and has more than tripled the total return of the category average fund. We are very proud of this result, and plan to continue to perform well for our shareholders on both an absolute and relative basis in the year ahead.

In 2023, the Fund attempted to avoid as much of the downside we observed in over-levered companies exposed to markedly higher interest rates. This position, while

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

beneficial during the market’s weaker periods, caused the Fund to lag by the end of the year. That said, a focus on fiscal prudence is an inherent feature of the Fund’s philosophy and investment process. As a result, while we may delve down into lower-rated credits at times, each of these names will need to also possess a solid management team and a clear strategy to use future cash flows and asset sales to reduce debt and earn an improved financial standing and (hopefully) credit rating. This focus on improving operating momentum may lead us away from the best performing segments of the fixed-income market at times, but may also help to protect the downside when times get tough. Over the long term, we believe that this is the best way to achieve positive, risk-adjusted returns.

Entering 2023, the Fund was underweight common stocks, with a weighting of roughly 25%, and had an overweight to bonds as yields reset to more normal levels. As the markets fluctuated and opportunities were presented, we found value in specific stocks, took some gains in longer duration bonds and finished 2023 with a nearly fully invested position and a frictional level of cash. By the end of 2023, the Fund held less than 2% in cash, with 63% in fixed-income securities (down from 72%) and 35% in dividend-paying common stocks (up from 25%). As such, we attempted to take advantage of individual securities that were left behind from the now infamous mega-large capitalization Magnificent Seven and continued to find value in smaller capitalization and international stocks. Furthermore, the Fund maintained its focus on buying companies and securities that have strong balance sheets, many with even more cash than debt. Many of these businesses are able to generate cash flow throughout a full economic cycle and are operated by management teams that have historically made good capital allocation decisions. Identifying companies that have these three key attributes — balance sheet quality, free cash flow generation and strong management teams — should, over time, allow the Fund to continue to generate sustainable yield relative to risk for investors moving forward.

Overall, we are very pleased with the Fund’s risk position and results posted during the recent market challenges. The equity allocation of the Fund is diversified across sectors and market capitalization, and each equity security in the portfolio presents an opportunity for significant total return upside. We also consider the dividend-paying companies to be sustainable; that is, covered by company operating cash flow with the potential to grow in the future. In the fixed-income allocation, as interest rates fluctuated, we identified value across the yield curve, resulting in maintaining duration at more moderate/normal levels. Additionally, ongoing credit research assists with both an equity and fixed-income inventory of potential opportunities, which we would look to act on if volatility rears its head once again in 2024.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

The main takeaway from the Fund’s investment strategy is an opportunistic approach, or, simply put, trading activity should correlate with volatility. When prices in the investable universe decline, we are selectively opportunistic; and, as prices move higher, we remain patient.

We express our gratitude for your investment in the Fund and look forward to assisting you achieve your investment goals in the future.

Warm Regards,

Portfolio Management

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

Definition of Comparative Index And Other Investment Terms

Morningstar Moderately Conservative Target Risk Total Return USD Index - The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2023
(Unaudited)

Comparison of Change in the Value of a $25,000 Investment in the Penn Mutual AM Strategic Income Fund, I Shares, versus the ICE BofA U.S. 3-Month Treasury Bill Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2023
	One Year Return	3 Year Return	5 Year Return	Annualized Inception to Date*
Penn Mutual AM Strategic Income Fund, I Shares	9.73%	2.61%	3.67%	3.31%
ICE BofA U.S. 3-Month Treasury Bill Index	5.01%	2.15%	1.88%	1.90%

* The Penn Mutual AM Strategic Income Fund commenced operations on July 2, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2023
(Unaudited)

Comparison of Change in the Value of a $3,000 Investment in the Penn Mutual AM 1847 Income Fund, I Shares, versus the Morningstar Moderately Conservative Target Risk Total Return USD Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2023
	One Year Return	3 Year Return	Annualized Inception to Date*
Penn Mutual AM 1847 Income Fund, I Shares	9.91%	4.91%	6.23%
Morningstar Moderately Conservative Target Risk Total Return USD Index	10.89%	0.53%	2.71%

* The Penn Mutual AM 1847 Income Fund commenced operations on July 31, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED) †

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 36.1%

	Face Amount	Value
Consumer Discretionary — 4.6%
Abercrombie & Fitch Management Callable 01/22/2024 @ $102 8.750%, 07/15/2025 (A)	$500,000	$507,712
Ford Motor Credit Callable 04/28/2027 @ $100 4.950%, 05/28/2027	1,000,000	975,548
Graham Holdings Callable 01/16/2024 @ $101 5.750%, 06/01/2026 (A)	1,000,000	993,984
MajorDrive Holdings IV Callable 06/01/2024 @ $103 6.375%, 06/01/2029 (A)	1,000,000	861,122
Newell Brands Callable 10/01/2035 @ $100 6.375%, 04/01/2036	1,000,000	915,011
Tapestry Callable 12/15/2031 @ $100 3.050%, 03/15/2032	1,500,000	1,220,236

		5,473,613

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Consumer Staples — 0.4%
Albertsons
Callable 02/15/2025 @ $103 6.500%, 02/15/2028 (A)	$500,000	$505,974

Energy — 3.8%
Chesapeake Energy
Callable 02/05/2024 @ $103 5.875%, 02/01/2029 (A)	1,500,000	1,469,929
Energy Transfer 6.500%, H15T5Y + 5.694% (B)	2,000,000	1,900,560
Callable 11/15/2026 @ $100
Occidental Petroleum
Callable 09/01/2025 @ $100 5.500%, 12/01/2025	1,250,000	1,249,745

		4,620,234

Financials — 8.6%
Ashtead Capital
Callable 05/11/2032 @ $100 5.500%, 08/11/2032 (A)	2,000,000	1,975,649
First Maryland Capital II
Callable 02/05/2024 @ $100 6.489%, TSFR3M + 1.112%, 02/01/2027	2,411,000	2,186,862
New York Life Global Funding MTN 4.550%, 01/28/2033 (A)	1,750,000	1,724,792
PNC Financial Services Group
Callable 06/12/2028 @ $100 5.582%, SOFRRATE + 1.841%, 06/12/2029	1,000,000	1,021,332
State Street
Callable 02/05/2024 @ $100 6.201%, TSFR3M + 0.822%, 05/15/2028	2,750,000	2,548,548
Wells Fargo 5.875% (B)	1,000,000	989,576
Callable 06/15/2025 @ $100

		10,446,759

Health Care — 4.8%
Centene
Callable 12/15/2024 @ $102 4.625%, 12/15/2029	2,500,000	2,396,818
Health Care Service A Mutual Legal Reserve
Callable 03/01/2030 @ $100 2.200%, 06/01/2030 (A)	2,000,000	1,705,664

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Health Care — continued
Merck
Callable 09/07/2038 @ $100 3.900%, 03/07/2039	$1,900,000	$1,727,243

		5,829,725

Industrials — 8.8%
American Airlines Pass Through Trust, Cl B 3.950%, 07/11/2030	1,820,000	1,615,379
BNSF Funding Trust I
Callable 01/15/2026 @ $100 6.613%, 12/15/2055	1,500,000	1,460,644
Boeing
Callable 11/01/2034 @ $100 3.250%, 02/01/2035	1,300,000	1,096,377
Canadian Pacific Railway
Callable 12/05/2029 @ $100 2.050%, 03/05/2030	1,500,000	1,283,728
Concentrix
Callable 07/02/2026 @ $100 6.650%, 08/02/2026	1,000,000	1,025,006
Delta Air Lines 4.500%, 10/20/2025 (A)	1,997,368	1,967,019
Ingersoll Rand
Callable 05/14/2033 @ $100 5.700%, 08/14/2033	2,000,000	2,116,003

		10,564,156

Materials — 0.9%
Celanese US Holdings
Callable 08/15/2033 @ $100 6.700%, 11/15/2033	1,000,000	1,084,598

Utilities — 4.2%
Duke Energy Carolinas
Callable 12/15/2031 @ $100 2.850%, 03/15/2032	1,250,000	1,089,577
FirstEnergy
Callable 04/15/2027 @ $100 4.150%, 07/15/2027	2,000,000	1,923,609

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Utilities — continued
Vistra Operations 5.125%, 05/13/2025 (A)	$2,000,000	$1,980,550

		4,993,736

TOTAL CORPORATE OBLIGATIONS (Cost $44,286,593)		43,518,795

MORTGAGE-BACKED SECURITIES — 24.6%

Agency Mortgage-Backed Obligations — 10.2%
FHLMC
3.000%, 05/01/2053	4,858,399	4,297,116
FHLMC Multifamily Structured Pass - Through, Ser K043, Cl X3, IO Callable 10/25/2024 @ $100 1.634%, 02/25/2043 (C)	20,425,000	324,418
FHLMC, Ser 2016-4609, Cl QV
3.000%, 05/15/2044	4,020,000	3,795,360
GNMA, Ser 2013-11, Cl LP
3.500%, 01/20/2043	4,234,946	3,850,044

		12,266,938

Non-Agency Mortgage-Backed Obligations — 14.4%
Bunker Hill Loan Depositary Trust, Ser 2019-3, Cl M1 Callable 01/25/2024 @ $100 3.269%, 11/25/2059 (A) (D)	1,150,000	1,056,936
FREMF Mortgage Trust, Ser K41, Cl B Callable 11/25/2024 @ $100 3.834%, 11/25/2047 (A) (C)	1,735,000	1,703,139
FREMF Mortgage Trust, Ser K47, Cl C Callable 05/25/2025 @ $100 3.587%, 06/25/2048 (A) (C)	3,000,000	2,911,434
FREMF Mortgage Trust, Ser K65, Cl B Callable 07/25/2027 @ $100 4.079%, 07/25/2050 (A) (C)	2,650,000	2,544,465
FREMF Mortgage Trust, Ser K69, Cl B Callable 10/25/2027 @ $100 3.727%, 10/25/2049 (A) (C)	3,895,000	3,678,757
FREMF Mortgage Trust, Ser K728, Cl C Callable 11/25/2024 @ $100 3.723%, 11/25/2050 (A) (C)	1,500,000	1,468,092

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Non-Agency Mortgage-Backed Obligations — continued
JP Morgan Mortgage Trust, Ser 2017-1, Cl A11 Callable 08/25/2028 @ $100 3.450%, 01/25/2047 (A) (C)	$601,263	$528,540
Sequoia Mortgage Trust, Ser 2017-5, Cl A1 Callable 05/25/2028 @ $100 3.500%, 08/25/2047 (A) (C)	1,779,348	1,572,615
Sequoia Mortgage Trust, Ser 2021-5, Cl A5 2.000%, 07/25/2051 (A) (C)	2,261,308	1,919,215

		17,383,193

TOTAL MORTGAGE-BACKED SECURITIES (Cost $30,729,120)		29,650,131

ASSET-BACKED SECURITIES — 22.9%

Automotive — 0.8%
Prestige Auto Receivables Trust, Ser 2021-1A, Cl C Callable 01/15/2026 @ $100 1.530%, 02/15/2028 (A)	1,000,000	952,081

Other ABS — 13.2%
Barings CLO, Ser 2017-1A, Cl C Callable 01/18/2024 @ $100 8.057%, TSFR3M + 2.662%, 07/18/2029 (A)	1,600,000	1,594,003
BSPRT Issuer, Ser 2021-FL6, Cl B Callable 01/15/2024 @ $100 7.076%, TSFR1M + 1.714%, 03/15/2036 (A)	1,500,000	1,439,983
Crestline Denali CLO XVI, Ser 2018-1A, Cl A Callable 01/20/2024 @ $100 6.797%, TSFR3M + 1.382%, 01/20/2030 (A)	1,861,842	1,860,617
First Eagle BSL CLO, Ser 2020-1A, Cl C Callable 01/20/2024 @ $100 10.027%, TSFR3M + 4.612%, 01/20/2033 (A)	2,600,000	2,498,954
Generate CLO, Ser 2018-5A, Cl B Callable 01/22/2024 @ $100 7.424%, TSFR3M + 2.012%, 10/22/2031 (A)	1,000,000	999,311
JFIN CLO, Ser 2021-2A, Cl CR Callable 03/20/2024 @ $100 7.932%, TSFR3M + 2.562%, 09/20/2029 (A)	1,250,000	1,244,954
OCP CLO, Ser 2021-13A, Cl DR Callable 01/15/2024 @ $100 12.156%, TSFR3M + 6.762%, 07/15/2030 (A)	2,000,000	1,916,428

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value

Other ABS — continued
OZLM VII, Ser 2018-7RA, Cl A1R Callable 01/17/2024 @ $100 6.674%, TSFR3M + 1.272%, 07/17/2029 (A)	$1,162,330	$1,161,475
Thunderbolt Aircraft Lease, Ser 2017-A, Cl B Callable 04/15/2024 @ $100 5.750%, 05/17/2032 (A) (D)	1,483,895	1,282,902
Trinitas CLO XIV, Ser 2020-14A, Cl D Callable 01/25/2024 @ $100 9.940%, TSFR3M + 4.562%, 01/25/2034 (A)	2,000,000	1,964,554

		15,963,181

Student Loan — 8.9%
ECMC Group Student Loan Trust, Ser 2019-1A, Cl A1A Callable 03/25/2032 @ $100 2.720%, 07/25/2069 (A)	1,430,715	1,290,467
Navient Private Education Loan Trust 2015-B, Ser 2015-BA, Cl A3 Callable 05/15/2029 @ $100 6.926%, TSFR1M + 1.564%, 07/16/2040 (A)	2,168,301	2,175,687
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3 Callable 01/15/2027 @ $100 7.076%, TSFR1M + 1.714%, 10/15/2031 (A)	1,214,217	1,216,413
Navient Private Education Loan Trust, Ser 2015-AA, Cl A3 Callable 12/15/2028 @ $100 7.176%, TSFR1M + 1.814%, 11/15/2030 (A)	1,535,039	1,539,434
SLM Student Loan Trust, Ser 2014-2, Cl A3 Callable 10/25/2031 @ $100 6.042%, SOFR30A + 0.704%, 03/25/2055	1,088,640	1,072,552
SMB Private Education Loan Trust, Ser 2015-C, Cl B Callable 10/15/2028 @ $100 3.500%, 09/15/2043 (A)	2,950,604	2,852,784
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B 6.926%, TSFR1M + 1.564%, 02/17/2032 (A)	579,846	580,393

		10,727,730

TOTAL ASSET-BACKED SECURITIES (Cost $28,397,591)		27,642,992

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2023

U.S. TREASURY OBLIGATIONS — 7.7%

	Face Amount	Value

United States Treasury Bill
0.000%, 06/13/2024(E)	$2,500,000	$2,442,824
0.000%, 04/25/2024(E)	1,000,000	983,617

		3,426,441

United States Treasury Inflation Indexed Bonds
1.375%, 07/15/2033	2,431,320	2,356,965

United States Treasury Notes
1.875%, 08/31/2024	1,500,000	1,469,297
1.750%, 01/31/2029	2,200,000	1,984,297

		3,453,594

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,151,587)		9,237,000

LOAN PARTICIPATIONS — 2.9%

Aramark Services 7.970% , 06/22/2030	497,500	498,042
Carnival Corporation 8.357% , 08/08/2027	995,000	995,826
Greystar Real Estate 0.000% , 08/07/2030 (F)	997,500	997,500
Summit Materials 0.000%, 11/30/2028 (F)	1,000,000	1,003,130

TOTAL LOAN PARTICIPATIONS
(Cost $3,464,156)		3,494,498

U.S. GOVERNMENT AGENCY OBLIGATION — 2.1%

FFCB 6.080%, 04/28/2033	2,500,000	2,495,204

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,500,000)		2,495,204

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2023

CONVERTIBLE BOND — 1.1%

	Face Amount	Value

Health Care — 1.1%
Ionis Pharmaceuticals CV to 12.0075 0.125%, 12/15/2024	$1,400,000	$1,339,625

TOTAL CONVERTIBLE BOND
(Cost $1,342,376)		1,339,625

TOTAL INVESTMENTS — 97.4%
(Cost $119,871,423)		$117,378,245

Percentages are based on Net Assets of $120,459,803.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of December 31, 2023 was $57,646,028 and represents 47.9% of Net Assets.

(B)	Perpetual security with no stated maturity date.
(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2023. The coupon on a step bond changes on a specified date.
(E)	Zero coupon security.
(F)	No interest rate available.

ABS — Asset-Backed Securities

BSL— Broadly Syndicated Loans

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

FFCB — Federal Farm Credit Banks

FHLMC — Federal Home Loan Mortgage Corporation

FREMF — Freddy Mac Multi-Family

H15T5Y — US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

IO — Interest Only - face amount represents notional amount

MTN — Medium Term Note

Ser — Series

SOFR30A — Secured Overnight Financing Rate 30-Day Average

SOFRRATE — Secured Overnight Financing Rate

TSFR1M — Term Secured Overnight Financing Rate 1 Month Average

TSFR3M — Term Secured Overnight Financing Rate 3 Month Average

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2023

The open futures contracts held by the Fund at December 31, 2023, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
Short Contracts
U.S. 5-Year Treasury Note	(13)	Mar-2024	$(1,378,789)	$(1,414,055)	$(35,266)
U.S. Ultra Long Treasury Bond	(40)	Mar-2024	(4,827,107)	(5,343,750)	(516,643)

			$(6,205,896)	$(6,757,805)	$(551,909)

The following is a summary of the level of inputs used as of December 31, 2023, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$43,518,795	$—	$43,518,795
Mortgage-Backed Securities	—	29,650,131	—	29,650,131
Asset-Backed Securities	—	27,642,992	—	27,642,992
U.S. Treasury Obligations	—	9,237,000	—	9,237,000
Loan Participations	—	3,494,498	—	3,494,498
U.S. Government Agency Obligation	—	2,495,204	—	2,495,204
Convertible Bond	—	1,339,625	—	1,339,625

Total Investments in Securities	$—	$117,378,245	$—	$117,378,245

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	(551,909)	–	–	(551,909)

Total Other Financial Instruments	$(551,909)	$–	$–	$(551,909)

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED) †

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 43.5%

	Face Amount	Value
Communication Services — 1.1%
Electronic Arts
Callable 08/15/2050 @ $100 2.950%, 02/15/2051	$695,000	$491,426

Consumer Discretionary — 12.8%
Abercrombie & Fitch Management
Callable 01/22/2024 @ $102 8.750%, 07/15/2025 (A)	1,161,000	1,178,907
Gap
Callable 10/01/2024 @ $102 3.625%, 10/01/2029 (A)	1,545,000	1,320,967
Graham Holdings
Callable 01/16/2024 @ $101 5.750%, 06/01/2026 (A)	1,384,000	1,375,674
Macy’s Retail Holdings
Callable 07/15/2041 @ $100 5.125%, 01/15/2042	250,000	195,000
Macy’s Retail Holdings 7.000%, 02/15/2028	113,000	111,738
MercadoLibre
Callable 12/14/2025 @ $100 2.375%, 01/14/2026	431,000	402,022

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Consumer Discretionary — continued
Murphy Oil USA
Callable 02/05/2024 @ $102 5.625%, 05/01/2027	$246,000	$243,857
Service International
Callable 08/15/2025 @ $102 3.375%, 08/15/2030	1,000,000	872,096

		5,700,261

Consumer Staples — 4.4%
Ingles Markets
Callable 06/15/2026 @ $102 4.000%, 06/15/2031 (A)	1,404,000	1,239,030
Molson Coors Beverage
Callable 01/15/2046 @ $100 4.200%, 07/15/2046	853,000	726,850

		1,965,880

Energy — 2.3%
Chord Energy
Callable 02/05/2024 @ $103 6.375%, 06/01/2026 (A)	377,000	377,000
Magnolia Oil & Gas Operating
Callable 01/16/2024 @ $101 6.000%, 08/01/2026 (A)	688,000	670,800

		1,047,800

Health Care — 6.6%
Bio-Rad Laboratories
Callable 12/15/2031 @ $100 3.700%, 03/15/2032	10,000	9,029
Hologic
Callable 02/05/2024 @ $102 4.625%, 02/01/2028 (A)	100,000	95,991
Callable 02/05/2024 @ $102 3.250%, 02/15/2029 (A)	205,000	185,857
Regeneron Pharmaceuticals
Callable 03/15/2050 @ $100 2.800%, 09/15/2050	2,069,000	1,363,540
Royalty Pharma
Callable 03/02/2050 @ $100 3.550%, 09/02/2050	1,804,000	1,280,848

		2,935,265

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Industrials — 5.0%
Allegion US Holding
Callable 08/01/2024 @ $100 3.200%, 10/01/2024	$41,000	$40,174
Emerson Electric
Callable 06/21/2051 @ $100 2.800%, 12/21/2051	275,000	188,937
Callable 04/15/2050 @ $100 2.750%, 10/15/2050	1,000,000	683,976
Mueller Water Products
Callable 06/15/2024 @ $102 4.000%, 06/15/2029 (A)	1,445,000	1,316,394

		2,229,481

Information Technology — 9.9%
Cadence Design Systems
Callable 07/15/2024 @ $100 4.375%, 10/15/2024	623,000	617,464
Ciena
Callable 01/31/2025 @ $102 4.000%, 01/31/2030 (A)	396,000	360,382
Keysight Technologies
Callable 07/30/2024 @ $100 4.550%, 10/30/2024	1,296,000	1,283,818
Microsoft
Callable 03/15/2050 @ $100 2.500%, 09/15/2050 (A)	1,750,000	1,181,563
Skyworks Solutions
Callable 03/01/2031 @ $100 3.000%, 06/01/2031	749,000	640,850
VeriSign
Callable 02/05/2024 @ $102 4.750%, 07/15/2027	367,000	363,537

		4,447,614

Materials — 1.4%
Freeport-McMoRan
Callable 08/14/2024 @ $100 4.550%, 11/14/2024	644,000	637,064

TOTAL CORPORATE OBLIGATIONS (Cost $19,827,190)		19,454,791

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2023

COMMON STOCK — 35.3%

	Shares	Value
Communication Services — 0.6%
Nintendo ADR	20,000	$259,800

Consumer Discretionary — 2.6%
Advance Auto Parts	4,000	244,120
Arcos Dorados Holdings, Cl A	23,000	291,870
Mr Price Group ADR	28,500	254,035
Panasonic Holdings ADR	12,750	124,950
VF	12,000	225,600

		1,140,575

Consumer Staples — 3.3%
J M Smucker	1,825	230,643
Kraft Heinz	6,000	221,880
Molson Coors Beverage, Cl B	5,150	315,231
Mowi ADR	24,600	439,602
Walgreens Boots Alliance	9,850	257,184

		1,464,540

Energy — 4.8%
Devon Energy	8,950	405,435
Evolution Petroleum	60,168	349,576
Frontline	10,100	202,505
FutureFuel	71,452	434,428
MPLX	12,270	450,555
Nordic American Tankers	76,500	321,300

		2,163,799

Financials — 2.2%
Bank of New York Mellon	3,450	179,572
Jefferies Financial Group	4,150	167,702
M&T Bank	3,125	428,375
MarketWise	75,960	207,371

		983,020

Health Care — 5.8%
Atrion	750	284,092
Baxter International	4,900	189,434
CVS Health	2,930	231,353
Medtronic	2,700	222,426
Novartis ADR	3,120	315,026
Organon	12,000	173,040
Perrigo	6,900	222,042
Premier, Cl A	10,000	223,600
Shionogi ADR	17,500	209,510

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value
Health Care — continued
Utah Medical Products	6,448	$543,051

		2,613,574

Industrials — 4.9%
Brady, Cl A	7,660	449,565
BWX Technologies	2,735	209,857
H&E Equipment Services	4,650	243,288
Healthcare Services Group *	16,770	173,905
Huntington Ingalls Industries	1,760	456,966
National Presto Industries	5,450	437,526
Park Aerospace	14,645	215,282

		2,186,389

Information Technology — 4.6%
Comtech Telecommunications	43,789	369,141
InterDigital	3,000	325,620
MiX Telematics ADR	55,029	473,800
Opera ADR	20,000	264,600
ReposiTrak	20,166	201,862
Richardson Electronics	32,984	440,336

		2,075,359

Materials — 5.2%
Agnico Eagle Mines	6,150	337,327
Barrick Gold	19,100	345,519
BASF ADR	18,000	241,560
Fortitude Gold	91,604	545,960
Haynes International	7,585	432,724
Mosaic	4,000	142,920
Northern Technologies International	23,860	281,071

		2,327,081

Utilities — 1.3%
Duke Energy	2,400	232,896
FirstEnergy	5,760	211,161
Vistra	3,405	131,161

		575,218

TOTAL COMMON STOCK (Cost $15,042,632)		15,789,355

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2023

CONVERTIBLE BONDS — 14.8%

	Face Amount	Value
Consumer Staples — 2.7%
Turning Point Brands CV to 18.7092 2.500%, 07/15/2024	$1,250,000	$1,206,247

Financials — 1.5%
Euronet Worldwide CV to 5.2987
Callable 03/20/2025 @ $100 0.750%, 03/15/2049	734,000	686,290

Health Care — 8.7%
Halozyme Therapeutics CV to 12.9576 0.250%, 03/01/2027	1,555,000	1,344,142
Ionis Pharmaceuticals CV to 12.0075 0.125%, 12/15/2024	1,356,000	1,297,522
Jazz Investments I CV to 4.5659 1.500%, 08/15/2024	1,265,000	1,228,315

		3,869,979

Information Technology — 1.9%
Perficient CV to 5.2100 0.125%, 11/15/2026	500,000	414,050
Verint Systems CV to 16.1092 0.250%, 04/15/2026	500,000	442,135

		856,185

TOTAL CONVERTIBLE BONDS (Cost $6,754,114)		6,618,701

PREFERRED STOCK — 2.8%

	Shares
Consumer Discretionary — 0.7%
Dillard’s Capital Trust I 7.500%	12,855	330,888

Financials — 2.1%
Bank of America 4.375%	24,070	467,921
JPMorgan Chase 4.625%	21,500	448,920

		916,841

TOTAL PREFERRED STOCK (Cost $1,190,314)		1,247,729

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2023

U.S. TREASURY OBLIGATION — 1.6%

	Face Amount	Value
U.S. Treasury Bond
3.625%, 02/15/2053	$750,000	$692,578

TOTAL U.S. TREASURY OBLIGATIONS (Cost $750,926)		692,578

TOTAL INVESTMENTS — 98.0% (Cost $43,565,176)		$43,803,154

Percentages are based on Net Assets of $44,699,091.
*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of December 31, 2023 was $9,302,565 and represents 20.8% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

CV — Convertible

The following is a summary of the level of inputs used as of December 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$19,454,791	$—	$19,454,791
Common Stock	15,789,355	—	—	15,789,355
Convertible Bonds	—	6,618,701	—	6,618,701
Preferred Stock	1,247,729	—	—	1,247,729
U.S. Treasury Obligation	—	692,578	—	692,578

Total Investments in Securities	$17,037,084	$26,766,070	$—	$43,803,154

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund
Assets:

Investments, at Value (Cost $119,871,423 and $43,565,176)	$117,378,245	$43,803,154
Cash	2,863,985	647,213
Interest Receivable	1,034,543	292,453
Cash Pledged as Collateral for Futures Contracts	274,200	–
Variation Margin Receivable	20,133	–
Reclaim Receivable	–	6,183
Prepaid Expenses	17,051	7,783

Total Assets	121,588,157	44,756,786

Liabilities:

Payable for Investment Securities Purchased	997,504	–
Due to Adviser	45,665	4,224
Audit Fees Payable	26,000	26,000
Printing Expense Payable	9,918	3,720
Due to Administrator	9,133	8,494
Due to Transfer Agent	8,231	5,237
Payable for Legal Fees	5,496	2,061
Chief Compliance Officer Fees Payable	2,205	827
Trustees Fees Payable	58	22
Other Accrued Expenses	24,144	7,110

Total Liabilities	1,128,354	57,695

Commitments and Contingencies †

Net Assets	$120,459,803	$44,699,091

Net Assets Consist of:

Paid-in Capital	$125,832,710	$45,275,283
Total Accumulated Losses	(5,372,907)	(576,192)

Net Assets	$120,459,803	$44,699,091

Class I Shares:

Net Assets	120,459,803	44,699,091
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	12,923,076	4,512,399
Net Asset Value, Offering and Redemption Price Per Share (Net Assets/Shares Outstanding)	$9.32	$9.91

† See Note 6 in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
YEAR ENDED DECEMBER 31, 2023

STATEMENTS OF OPERATIONS

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund

Investment Income:

Interest Income	$5,933,525	$1,457,246
Dividend Income	71,824	551,177
Less: Foreign Taxes Withheld	–	(8,675)

Total Investment Income	6,005,349	1,999,748

Expenses:
Investment Advisory Fees	515,028	190,639
Administration Fees	103,007	100,010
Trustees’ Fees	21,483	7,908
Chief Compliance Officer Fees	7,049	3,161
Legal Fees	55,892	20,966
Transfer Agent Fees	47,544	29,918
Registration Fees	32,745	23,654
Audit Fees	27,309	27,309
Pricing Fees	22,052	10,062
Printing Fees	21,373	8,496
Custodian Fees	4,238	2,175
Insurance and Other Expenses	32,997	11,774

Total Expenses	890,717	436,072

Less:
Waiver of Investment Advisory Fees	–	(160,734)

Net Expenses	890,717	275,338

Net Investment Income	5,114,632	1,724,410

Net Realized Gain (Loss) on :
Investments	(2,256,478)	691,904
Futures Contracts	930,691	–
Foreign Currency Transactions	–	354

Net Realized Gain (Loss)	(1,325,787)	692,258

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	7,476,431	1,551,088
Futures Contracts	(544,585)	–
Foreign Currency Transactions	–	(82)

Net Change in Unrealized Appreciation	6,931,846	1,551,006

Net Realized and Unrealized Gain	5,606,059	2,243,264

Net Increase in Net Assets Resulting from Operations	$10,720,691	$3,967,674

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:

Net Investment Income	$5,114,632	$3,649,550
Net Realized Gain (Loss)	(1,325,787)	2,445,171
Net Change in Unrealized Appreciation (Depreciation)	6,931,846	(10,655,845)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,720,691	(4,561,124)

Distributions:	(5,353,001)	(6,653,848)

Capital Share Transactions:

I Shares:
Issued	214,654	20,000
Reinvestment of Distributions	5,353,001	6,653,847
Redeemed	(32,164)	(8,953,919)

Net Increase (Decrease) in Net Assets from Share Transactions	5,535,491	(2,280,072)

Total Increase (Decrease) in Net Assets	10,903,181	(13,495,044)

Net Assets:
Beginning of Year	109,556,622	123,051,666

End of Year	$120,459,803	$109,556,622

Shares Issued and Redeemed:

I Shares:
Issued	23,405	2,079
Reinvestment of Distributions	589,049	728,795
Redeemed	(3,550)	(929,026)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	608,904	(198,152)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net Investment Income	$1,724,410	$1,195,097
Net Realized Gain (Loss)	692,258	(1,243,773)
Net Change in Unrealized Appreciation (Depreciation)	1,551,006	(1,584,044)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,967,674	(1,632,720)

Distributions:	(1,917,064)	(1,257,589)

Capital Share Transactions:

I Shares:
Issued	2,484,075	16,639,678
Reinvestment of Distributions	1,917,064	1,257,447
Redeemed	(1,350,845)	(797,561)

Net Increase in Net Assets from Share Transactions	3,050,294	17,099,564

Total Increase in Net Assets	5,100,904	14,209,255

Net Assets:
Beginning of Year	39,598,187	25,388,932

End of Year	$44,699,091	$39,598,187

Shares Issued and Redeemed:

I Shares:
Issued	254,512	1,650,986
Reinvestment of Distributions	198,049	134,563
Redeemed	(138,393)	(80,871)

Net Increase in Shares Outstanding from Share Transactions	314,168	1,704,678

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
I Shares	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.90	$9.83	$10.28	$10.13	$9.84

Income (Loss) from Operations:
Net Investment Income(1)	0.41	0.31	0.23	0.23	0.24
Net Realized and Unrealized Gain (Loss)	0.44	(0.68)	0.01	0.25	0.32

Total from Operations	0.85	(0.37)	0.24	0.48	0.56

Dividends and Distributions:
Net Investment Income	(0.43)	(0.31)	(0.25)	(0.25)	(0.25)
Net Realized Gain	—	(0.25)	(0.22)	(0.08)	(0.02)
Return of Capital	—	—	(0.22)	—	—

Total Dividends and Distributions	(0.43)	(0.56)	(0.69)	(0.33)	(0.27)

Net Asset Value, End of Year	$9.32	$8.90	$9.83	$10.28	$10.13

Total Return†	9.73%	(3.79)%	2.36%	4.89%	5.65%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$120,460	$109,557	$123,052	$120,122	$114,507
Ratio of Expenses to Average Net Assets	0.78%	0.77%	0.75%	0.74%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.78%	0.77%	0.75%	0.74%	0.78%
Ratio of Net Investment Income to Average Net Assets	4.47%	3.27%	2.24%	2.25%	2.38%
Portfolio Turnover Rate	74%	82%	96%	175%	83%

(1)	Calculated using average shares.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year or Period

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
I Shares	2023	2022	2021	2020*
Net Asset Value, Beginning of Year or Period	$9.43	$10.18	$10.54	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.39	0.31	0.30	0.08
Net Realized and Unrealized Gain (Loss)	0.53	(0.75)	0.72	0.57

Total from Operations	0.92	(0.44)	1.02	0.65

Dividends and Distributions:

Net Investment Income	(0.44)	(0.31)	(0.47)	(0.08)
Net Realized Gain	—	—	(0.85)	(0.03)
Return of Capital	—	—	(0.06)	—

Total Dividends and Distributions	(0.44)	(0.31)	(1.38)	(0.11)

Net Asset Value, End of Year or Period	$9.91	$9.43	$10.18	$10.54

Total Return†	9.91%	(4.29)%	9.78%	6.47%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$44,699	$39,598	$25,389	$21,719
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.88%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.03%	1.11%	1.32%	1.95%**
Ratio of Net Investment Income to Average Net Assets	4.07%	3.22%	2.61%	1.97%**
Portfolio Turnover Rate	74%	77%	97%	40%***

(1)	Calculated using average shares.
*	Commenced operations on July 31, 2020.
**	Annualized
***	Not Annualized
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund (the “Funds”). The investment objective of the Penn Mutual AM Strategic Income Fund is to seek attractive risk-adjusted total return through a combination of income and capital appreciation. The investment objective of the Penn Mutual AM 1847 Income Fund is to seek current income and, secondarily, total return consistent with the preservation of capital. Each of the Funds is classified as a diversified investment company. Penn Mutual Asset Management, LLC serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer I Shares. The Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund commenced operations on July 2, 2018 and July 31, 2020, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2023, there were no fair valued securities.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — The Penn Mutual AM Strategic Income Fund utilized futures contracts during the year ended December 31, 2023. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of December 31, 2023.

For the year ended December 31, 2023, the average quarterly notional amount of futures contracts held were as follows:

Penn Mutual AM Strategic Income Fund:

Average Quarterly Market Value Balance Long	$3,585,723
Average Quarterly Market Value Balance Short	$(10,536,572)

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Funds distribute their net investment income monthly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

For the year ended December 31, 2023, the Funds did not hold any option contracts.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps and equity swap contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay. The Funds did not enter into any swap contracts during the fiscal year ended December 31, 2023.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at year end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. At December 31, 2023, the Funds did not hold swap contracts.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period. The fair value of derivative instruments as of December 31, 2023, is as follows:

Penn Mutual AM Strategic Income Fund
	Asset Derivatives				Liability Derivatives
	Statements of Assets and				Statements of Assets and
	Liability Location	Fair Value			Liability Location	Fair Value
Interest Rate contracts	Unrealized appreciation on Futures Contracts	$	—*	Interest Rate contracts	Unrealized depreciation on Futures Contracts	$551,909*

			$—			$551,909

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Penn Mutual AM Strategic Income Fund
				Forward
				Foreign
				Currency
	Options	Swaptions	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$—	$930,691	$—	$—	$930,691
Total	$—	$—	$930,691	$—	$—	$930,691

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Penn Mutual AM Strategic Income Fund
				Forward
				Foreign
				Currency
	Options	Swaptions	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$—	$(544,585)	$—	$—	$(544,585)
Total	$—	$—	$(544,585)	$—	$—	$(544,585)

4. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended December 31, 2023, the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund paid $103,007 and $100,010, respectively for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C Global Investor & Distribution Solutions, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

6. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to each of the Funds at a fee calculated at an annual rate of 0.45% of the Funds’ average daily net assets.

Penn Mutual AM Strategic Income Fund:

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquire fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until May 31, 2024 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2024. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of December 31, 2023, there were no fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement.

Penn Mutual AM 1847 Income Fund:

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquire fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the Fund’s average daily net assets until May 31, 2024 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2024. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of December 31, 2023, fees

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed were $168,426, expiring in 2024, $172,940, expiring in 2025 and $160,734, expiring in 2026.

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended December 31, 2023, were as follows:

			U.S.	U.S. Government
		Sales and	Government	Sales and
	Purchases	Maturities	Purchases	Maturities
Penn Mutual AM Strategic Income Fund	$57,839,014	$64,462,577	$12,016,261	$4,792,816
Penn Mutual AM 1847 Income Fund	28,490,386	28,205,374	2,139,517	1,278,457

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences are primarily related to PFICs, investments in perpetual bonds, partnership, REITS income reclassification to capital gain, foreign currency gain/loss and paydown gain/loss reclassification, and amortization adjustment on bond premium reclassification.

These differences have been reclassified to/from the following accounts during the fiscal year ended December 31, 2023:

	Paid-in Capital	Distributable Earnings

Penn Mutual AM 1847 Income Fund	$(3)	$3

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

The tax character of dividends or distributions declared during the years ended December 31, 2023, and December 31, 2022, was as follows:

		Ordinary		Long-Term
		Income		Capital Gain		Total
Penn Mutual AM Strategic Income Fund
2023	$	5,353,001	$	—	$	5,353,001
2022	$	5,185,352	$	1,468,496	$	6,653,848
Penn Mutual AM 1847 Income Fund
2023	$	1,917,064	$	—	$	1,917,064
2022	$	1,257,589	$	—	$	1,257,589

At December 31, 2023, the components of Accumulated Loss on a tax basis were as follows:

	Penn Mutual AM
	Strategic Income	Penn Mutual AM
	Fund	1847 Income Fund
Undistributed Ordinary Income	$153,752	$15,373
Post October Currency Losses Deferred	(2,447,859)	(332,914)
Capital Loss Carryforwards	(266,760)	(317,361)
Unrealized Appreciation (Depreciation)	(2,742,449)	58,705
Other Temporary Differences	(69,591)	5

Total Accumulated Losses	$(5,372,907)	$(576,192)

Post October capital losses represent capital losses realized on investment transactions from November 1, 2023, through December 31, 2023, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

The other temporary differences in the current year/period are primarily attributable to treasury straddle loss deferral.

As of December 31, 2023, the Penn Mutual AM Strategic Income Fund had $266,760 in long-term capital loss carryforwards and the Penn Mutual AM 1847 Income Fund had $317,361 in short-term capital loss carryforwards.

During the fiscal year ended December 31, 2023, the Penn Mutual AM 1847 Income Fund utilized $939,617 of capital loss carryforwards.

For Federal income tax purposes the difference between federal tax cost and book cost primarily relates to wash sales, callable bonds, perpetual bonds, MLP, mark-to-market on derivatives and amortization adjustment on bond premium reclassification. The

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at December 31, 2023, were as follows:

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Federal	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Penn Mutual AM Strategic Income Fund	$120,120,694	$1,292,658	$(4,035,107)	$(2,742,449)
Penn Mutual AM 1847 Income Fund	$43,744,449	$1,372,921	$(1,314,216)	$58,705

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Asset-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, a Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as “pass-through certificates” rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole,

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a security holder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.

Below Investment Grade Fixed-Income Securities (Junk Bonds) Risk (Strategic Income Fund and 1847 Income Fund) — Below investment grade fixed-income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk (Strategic Income Fund) — CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Corporate Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) — Corporate fixed-income securities are fixed-income securities issued by public and private businesses. Corporate fixed-income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed-income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit Risk (Strategic Income Fund and 1847 Income Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed-income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. These securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Derivatives Risk (Strategic Income Fund) — Derivatives are instruments that derive their value from an underlying security, financial asset, or an index. Examples of derivative instruments include futures contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which these derivative instruments relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of your investment in the Fund to decrease. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a Fund’s performance. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause a Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

the size of a Fund’s initial investment. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed-income securities.

Derivatives are also subject to a number of other risks described elsewhere. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets.

Downgrade Risk (Strategic Income Fund and 1847 Income Fund) — The risk that securities are subsequently downgraded in the event that rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these securities may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

Duration Risk (Strategic Income Fund and 1847 Income Fund) — Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed-income security has a five-year duration, the security will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed-income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed-income securities in which a portfolio may invest are more volatile than shorter-term fixed-income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Risk (1847 Income Fund) — Equity securities include common and preferred stocks, convertible securities, rights and warrants, as well as depositary receipts. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s NAV to fluctuate.

Extension Risk (Strategic Income Fund and 1847 Income Fund) — Investments in fixed-income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed-income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) — The prices of a Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. Fixed-income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed-income markets, and result in a decline in the value of the fixed-income investments held by a Fund. These risks may be heightened in a low interest rate environment. Reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed-income markets.

Futures Contracts Risk (Strategic Income Fund) — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate Risk (Strategic Income Fund and 1847 Income Fund) — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed-income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. An historically-low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk (Strategic Income Fund and 1847 Income Fund) — Investment style risk is the risk that a Fund’s investment in certain securities in a particular market

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Large Capitalization Companies Risk (1847 Income Fund) — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Strategic Income Fund) — Certain Fund transactions, such as derivatives, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

LIBOR Replacement Risk (Strategic Income Fund and 1847 Income Fund) — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (“LIBOR”) rates and expects to do so for the remaining LIBOR rates immediately after June 30, 2023. More recent developments include the U.S. Congress enactment of the LIBOR Act, and the Federal Reserve Board issuance of a final rule to implement the LIBOR Act, which became effective on February 27, 2023. As a result of the final rule, U.S. contracts that do not mature before June 30, 2023, and that lack adequate “fallback” provisions that would replace LIBOR with a practicable replacement benchmark rate, must migrate to Term Secured Overnight Financing Rate (SOFR)-based rates with applicable credit spread adjustments (CSAs). The last USD Panel LIBOR rates were published on June 30, 2023. Any USD LIBOR rate published after July 1, 2023 is a synthetic LIBOR published by the ICE Benchmark Administration, and that synthetic rate is in effect a CME Term SOFR plus CSAs set by the International Swaps and Derivatives Association (ISDA) and Alternative Reference Rates Committee (ARRC). The ICE Benchmark Administration will continue to publish synthetic USD LIBOR rates until September 30, 2024. Accordingly, it remains difficult to predict the full impact of the transition away from LIBOR on the Fund until the loan market transition to SOFR is complete and the published synthetic US LIBOR rates end on September 30, 2024.

Liquidity Risk (Strategic Income Fund and 1847 Income Fund) — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk (Strategic Income Fund and 1847 Income Fund) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s net asset value (“NAV”) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Mortgage-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Ginnie Mae, which are backed by the “full faith and credit” of the United States, (ii) securities issued by Fannie Mae and Freddie Mac, which are not backed by the “full faith and credit” of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as “private-label RMBS”) issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee, and (iv) commercial mortgage-backed securities (CMBS), which are multi-

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of “pass-through” certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed-income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund’s actual yield to maturity, even if the average rate of principal payments is consistent with the Fund’s expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Municipal Securities Risk (Strategic Income Fund and 1847 Income Fund) — Municipal securities, like other fixed-income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund’s holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund’s securities.

Portfolio Turnover Risk (Strategic Income Fund) — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Preferred Stocks Risk (Strategic Income Fund and 1847 Income Fund) — Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed-income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

Prepayment Risk (Strategic Income Fund and 1847 Income Fund) — Fund investments in fixed-income securities are subject to prepayment risk. In a declining interest rate environment, fixed-income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Privately Issued Securities Risk (1847 Income Fund) — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. In certain cases, privately placed securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts, the Fund’s privately placed securities are subject to the risk that the securities’ fair value prices may differ from the actual prices that the Fund may ultimately realize upon their sale or disposition. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Small and Medium Capitalization Companies Risk (1847 Income Fund) — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements Risk (Strategic Income Fund) — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk, and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes). P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market.

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index; or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

Unrated Securities Risk (1847 Income Fund) — Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

U.S. Government Securities Risk (Strategic Income Fund and 1847 Income Fund) — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Valuation Risk (1847 Income Fund) — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

10. Concentration of Shareholders:

At December 31, 2023, the percentage of total shares outstanding held by shareholders owning 10% or greater for the Funds, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of	%
	Shareholders	Ownership
Penn Mutual AM Strategic Income Fund - I Shares	2	99%
Penn Mutual AM 1847 Income Fund - I Shares	2	100%

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 29, 2024

We have served as the auditor of one or more investment companies in Penn Mutual Asset Management, LLC since 2018.

[This page is intentionally left blank.]

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who

Position with Trust and Length of Time

Name and Year of Birth	Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

may be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-514-7557. The following chart lists Trustees and Officers as of December 31, 2023.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and	Position with Trust and Length of Time
Year of Birth	Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, IncElement Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Position(s) with Trust and Length of
Name and Year of Birth	Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Position(s) with Trust and Length of
Name and Year of Birth	Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2023, to December 31, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2023
(Unaudited)

DISCLOSURE OF FUND EXPENSES -CONCLUDED

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending
	Account	Account	Annualized	Expenses
	Value	Value	Expense	Paid During
	7/01/23	12/31/23	Ratios	Period*
Penn Mutual AM Strategic Income Fund

Actual Fund Return
I Shares	$1,000.00	$1,056.70	0.78%	$4.04

Hypothetical 5% Return
I Shares	1,000.00	1,021.27	0.78	3.97

Penn Mutual AM 1847 Income Fund

Actual Fund Return
I Shares	$1,000.00	$1,044.40	0.65%	$3.35

Hypothetical 5% Return
I Shares	1,000.00	1,021.93	0.65	3.31

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
DECEMBER 31, 2023
(Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have a December 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2023, the Fund is designating the following items with regard to distributions paid during the year.

				Qualifying
				for
				Corporate
	Long-Term	Ordinary		Dividends	Qualifying	U.S.	Interest	Short-Term		Qualifying
Return of	Capital Gain	Income		Received	Dividend	Government	Related	Capital Gain	Foreign Tax	Business
Capital	Distributions	Distributions	Total	Deduction (1)	Income (2)	Interest (3)	Dividends (4)	Dividends (5)	Credit (6)	Income (7)
Penn Mutual AM Strategic Income Fund
0.00%	0.00%	100.00%	100.00%	1.01%	1.01%	10.21%	94.90%	0.00%	0.00%	0.00%
Penn Mutual AM 1847 Income Fund
0.00%	0.00%	100.00%	100.00%	20.83%	26.75%	1.57%	28.50%	0.00%	0.00%	0.10%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended December 31, 2023. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

7.	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2023. Complete information will be computed and reported with your 2023 Form 1099-DIV.

NOTES

Penn Mutual AM Strategic Income Fund

Penn Mutual AM 1847 Income Fund

P.O. Box 219009

Kansas City, MO 64121

1-877-PMA-MLLC

(877-762-6552)

Investment Adviser:

Penn Mutual Asset Management, LLC

600 Dresher Road, Suite 100

Horsham, Pennsylvania 19044

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

PNN-AR-001-0600

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$717,900	None	None	$682,615	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$807,756(2)	$101,900(3)	None	$112,623(2)
(d)	All Other Fees	None	None	$7,535(4)	None	None	$5,301

Fees billed by Cohen & Co (“Cohen”) (Formerly, BBD LLP (“BBD”)) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$88,500	None	None	$88,500	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$303,108	None	None	$277,908	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Fees in connection with international withholding tax analysis.

(4)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)  Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (Cohen):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)  Not applicable.

(g)  The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $815,291 and $117,924 for 2023 and 2022, respectively.

(g)  The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2023 and 2022, respectively.

(g)  The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2023 and 2022, respectively.

(h)  During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)  Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)  Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: March 8, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Principal Financial Officer
Date: March 8, 2024